Exhibit 99.1
Press Release
FOR IMMEDIATE RELEASE

SGH REPORTS FIRST QUARTER FISCAL 2024 FINANCIAL RESULTS
Record GAAP and Non-GAAP Gross Margins

Milpitas, Calif. – January 9, 2024 – SMART Global Holdings, Inc. (“SGH” or the “Company”) (NASDAQ: SGH) today reported financial results for the first quarter of fiscal 2024.
On November 29, 2023, we completed our previously announced divestiture of an 81% interest in our SMART Brazil operations. Our SMART Brazil operations are classified as discontinued operations in the accompanying financial information for all periods presented. The following discussion relates to our continuing operations, which exclude SMART Brazil.
First Quarter Fiscal 2024 Highlights for Continuing Operations
•Net sales of $274.2 million, down 30.0% versus the year-ago quarter
•Record GAAP gross margin of 30.2%, up 160 basis points versus the year-ago quarter
•Record Non-GAAP gross margin of 33.3%, up 200 basis points versus the year-ago quarter
•GAAP EPS of $(0.23) versus $(0.08) in the year-ago quarter
•Non-GAAP EPS of $0.24 versus $0.75 in the year-ago quarter
“We are pleased with the progress we are making on our transformation journey, marked by the strategic divestiture of our Brazil business and another quarter of record non-GAAP gross margins reflecting the continued shift to higher value enterprise solutions,” commented CEO Mark Adams. “Additionally, we ended our first quarter with record cash and short term-investments of $553 million, allowing us to continue investing strategically in AI, developing products based on advanced memory technologies and strengthening CreeLED’s portfolio to enable future long term growth,” concluded Adams.
Share Repurchase Authorization
On January 8, 2024, the Audit Committee of the Board of Directors approved a $75 million share repurchase authorization, bringing total share repurchase authorizations over the last two years to $150 million. Under the share repurchase authorization, the Company may repurchase its outstanding ordinary shares from time to time through open market purchases, privately-negotiated transactions or otherwise. The share repurchase authorization has no expiration date, may be suspended or terminated by the Audit Committee at any time and does not obligate the Company to acquire any amount of ordinary shares.

Quarterly Financial Results of Continuing Operations

	GAAP (1)			Non-GAAP (2)
(in thousands, except per share amounts)	Q1 FY24	Q4 FY23	Q1 FY23	Q1 FY24	Q4 FY23	Q1 FY23
Net sales:
Memory Solutions	$85,668	$105,181	$118,286	$85,668	$105,181	$118,286
Intelligent Platform Solutions	118,824	145,432	210,971	118,824	145,432	210,971
LED Solutions	69,755	66,045	62,540	69,755	66,045	62,540
Total net sales	$274,247	$316,658	$391,797	$274,247	$316,658	$391,797

Gross profit	$82,850	$91,585	$112,098	$91,277	$100,300	$122,805
Operating income (loss)	1,305	(1,639)	14,847	26,679	30,295	51,388
Net income (loss) attributable to SGH	(11,773)	64,841	(3,939)	12,538	18,406	37,364
Diluted earnings (loss) per share	$(0.23)	$1.17	$(0.08)	$0.24	$0.35	$0.75
(1)GAAP represents U.S. Generally Accepted Accounting Principles.
(2)Non-GAAP represents GAAP excluding the impact of certain activities. Further information regarding the Company’s use of non-GAAP measures and reconciliations between GAAP and non-GAAP measures is included within this press release.

Business Outlook
As of January 9, 2024, SGH is providing the following financial outlook for its continuing operations for the second quarter of fiscal 2024:

	GAAP Outlook	Adjustments		Non-GAAP Outlook
Net sales	$285 million +/- $25 million	—		$285 million +/- $25 million
Gross margin	29.5% +/- 1%	3%	(A)	32.5% +/- 1%
Operating expenses	$81 million +/- $3 million	($15) million	(B)(C)	$66 million +/- $3 million
Diluted earnings (loss) per share	$(0.15) +/- $0.10	$0.40	(A)(B)(C)(D)	$0.25 +/- $0.10
Diluted shares	52 million	1 million		53 million

Non-GAAP adjustments (in millions)
(A) Share-based compensation and amortization of acquisition-related intangibles included in cost of sales	$8
(B) Share-based compensation and amortization of acquisition-related intangibles included in R&D and SG&A	13
(C) Other adjustments included in operating expenses	2
(D) Estimated income tax effects	(2)
$21

First Quarter Fiscal 2024 Earnings Conference Call and Webcast Details
SGH will hold a conference call and webcast to discuss the first quarter of fiscal 2024 results and related matters today, January 9, 2024, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). Interested parties may access the call by dialing +1-833-470-1428 in the U.S. or +1-929-526-1599 from international locations, using the access code 064997. The earnings presentation and a live webcast of the conference call can be accessed from the Company’s investor relations website (https://ir.smartm.com/investors/default.aspx) where they will remain available for approximately one year.
Use of Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements concerning or regarding future events and the future financial and operating performance of SGH; statements regarding the extent and timing of and expectations regarding SGH’s future revenues and expenses and customer demand; statements regarding SGH’s strategic investments and priorities; statements regarding long-term effective tax rates; and statements regarding the business and financial outlook for the next fiscal quarter described under “Business Outlook” above.
These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “goal,” “believe,” “could,” and other words of similar meaning. Forward-looking statements provide SGH’s current expectations or forecasts of future events, circumstances, results or aspirations and are subject to a number of significant risks, uncertainties and other factors, many of which are outside of SGH’s control, including but not limited to, global business and economic conditions and growth trends in technology industries, our customer markets and various geographic regions; uncertainties in the geopolitical environment; the ability to manage our cost structure; disruptions in our operations or supply chain; changes in trade regulations or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of our strategic initiatives including additional investments in new products and additional capacity; acquisitions of companies or technologies and the failure to successfully integrate and operate them or customers’ negative reactions to them; incurring unanticipated costs following the completion of the sale of our SMART Brazil business; issues, delays or complications in integrating the operations of Stratus Technologies; limitations on or changes in the availability of supply of materials and components; fluctuations in material costs; the temporary or volatile nature of pricing trends in memory or elsewhere; deterioration in customer relationships; our dependence on a select number of customers and the timing and volume of customer orders; production or manufacturing difficulties; competitive factors; technological changes; difficulties with, or delays in, the introduction of new products; slowing or contraction of growth in the LED market; changes to applicable tax regimes or rates; prices for the end products of our customers; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors; the inability to maintain or expand government business; and the continuing availability of borrowings under term loans and revolving lines of credit and our ability to raise capital through debt or equity financings.
These and other risks, uncertainties and factors are described in greater detail under the sections titled “Risk Factors,” “Critical Accounting Estimates,” “Results of Operations,” “Quantitative and Qualitative Disclosures About Market Risk” and “Liquidity and Capital Resources” contained in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the Company’s other filings with the U.S. Securities and Exchange Commission. In addition, such risks, uncertainties and factors as outlined above and in such filings do not constitute all risks, uncertainties and factors that could cause actual results of SGH to be materially different from such forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements that the Company makes in this press release speak only as of the date of this press release. Except as required by law, SGH does not undertake to update the forward-looking statements contained in this press release to reflect the impact of circumstances or events that may arise after the date that the forward-looking statements were made.

Statement Regarding Use of Non-GAAP Financial Measures
SGH management uses non-GAAP measures to supplement SGH’s financial results under GAAP. Management uses these measures to analyze its operations and make decisions as to future operational plans and believes that this supplemental non-GAAP information is useful to investors in analyzing and assessing the Company’s past and future operating performance. These non-GAAP measures exclude certain items, such as share-based compensation expense, amortization of acquisition-related intangible assets (consisting of amortization of developed technology, customer relationships, trademarks/trade names and backlog acquired in connection with business combinations), acquisition-related inventory adjustments, acquisition-related expenses, restructure charges and integration expenses, impairment of goodwill, changes in the fair value of contingent consideration, gains (losses) from changes in currency exchange rates, amortization of debt discount and other costs, gain (loss) on extinguishment of debt, other infrequent or unusual items and related tax effects and other tax adjustments. While amortization of acquisition-related intangible assets is excluded, the revenues from acquired companies is reflected in the Company’s non-GAAP measures and these intangible assets contribute to revenue generation. Management believes the presentation of operating results that exclude certain items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses adjusted EBITDA, which represents GAAP net income (loss), adjusted for net interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, acquisition-related inventory adjustments, acquisition-related expenses, restructure charges and integration expenses, impairment of goodwill, changes in the fair value of contingent consideration, gain (loss) on extinguishment of debt and other infrequent or unusual items.
Beginning in 2024, for our non-GAAP reporting, we are utilizing a long-term projected non-GAAP effective tax rate of 28%, which includes the tax impact of pre-tax non-GAAP adjustments and reflects currently available information as well as other factors and assumptions. While we expect to use this normalized non-GAAP effective tax rate through 2024, this long-term non-GAAP effective tax rate may be subject to change for a variety of reasons, including the rapidly evolving global tax environment, significant changes in our geographic earnings mix or changes to our strategy or business operations. Our GAAP effective tax can vary significantly from quarter to quarter based on a variety of factors, including, but not limited to, discrete items which are recorded in the period they occur, the tax effects of certain items of income or expense, significant changes in our geographic earnings mix or changes to our strategy or business operations. We are unable to predict the timing and amounts of these items, which could significantly impact our GAAP effective tax rate, and therefore we are unable to reconcile our forward-looking non-GAAP effective tax rate measure to our GAAP effective tax rate.
Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as they exclude important information about SGH’s financial results, as noted above. The presentation of these adjusted amounts varies from amounts presented in accordance with GAAP and therefore may not be comparable to amounts reported by other companies. In addition, adjusted EBITDA does not purport to represent cash flow provided by, or used for, operating activities in accordance with GAAP and should not be used as a measure of liquidity. Investors are encouraged to review the “Reconciliation of GAAP to Non-GAAP Measures” tables below.
About SMART Global Holdings – SGH
At SGH, we design, build, deploy and manage high-performance, high-availability enterprise solutions that help our customers solve for the future. Across our computing, memory, and LED lines of business, we focus on serving our customers by providing deep technical knowledge and expertise, custom design engineering, build-to-order flexibility and a commitment to best-in-class quality.
Learn more about us at SGHcorp.com.

SMART Global Holdings, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	December 1, 2023	August 25, 2023	November 25, 2022
Net sales:
Memory Solutions	$85,668	$105,181	$118,286
Intelligent Platform Solutions	118,824	145,432	210,971
LED Solutions	69,755	66,045	62,540
Total net sales	274,247	316,658	391,797
Cost of sales	191,397	225,073	279,699
Gross profit	82,850	91,585	112,098

Operating expenses:
Research and development	21,389	20,883	24,072
Selling, general and administrative	57,217	65,026	67,708
Impairment of goodwill	—	1,534	—
Change in fair value of contingent consideration	—	4,100	3,700
Other operating (income) expense	2,939	1,681	1,771
Total operating expenses	81,545	93,224	97,251
Operating income (loss)	1,305	(1,639)	14,847

Non-operating (income) expense:
Interest expense, net	9,559	9,183	8,494
Other non-operating (income) expense	(576)	(462)	(1,362)
Total non-operating (income) expense	8,983	8,721	7,132
Income (loss) before taxes	(7,678)	(10,360)	7,715

Income tax provision (benefit)	3,534	(75,890)	11,322
Net income (loss) from continuing operations	(11,212)	65,530	(3,607)
Net income (loss) from discontinued operations	(8,148)	(205,685)	8,931
Net income (loss)	(19,360)	(140,155)	5,324
Net income attributable to noncontrolling interest	561	689	332
Net income (loss) attributable to SGH	$(19,921)	$(140,844)	$4,992

Basic earnings (loss) per share:
Continuing operations	$(0.23)	$1.28	$(0.08)
Discontinued operations	(0.15)	(4.05)	0.18
	$(0.38)	$(2.77)	$0.10

Diluted earnings (loss) per share:
Continuing operations	$(0.23)	$1.17	$(0.08)
Discontinued operations	(0.15)	(3.71)	0.18
	$(0.38)	$(2.54)	$0.10

Shares used in per share calculations:
Basic	52,068	50,807	48,962
Diluted	52,068	55,523	48,962

SMART Global Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands)
(Unaudited)

	Three Months Ended
	December 1, 2023	August 25, 2023	November 25, 2022
GAAP gross profit	$82,850	$91,585	$112,098
Share-based compensation expense	1,815	1,789	1,642
Amortization of acquisition-related intangibles	5,944	5,876	6,466
Flow-through of inventory step up	—	—	2,599
Cost of sales-related restructure	668	1,050	—
Non-GAAP gross profit	$91,277	$100,300	$122,805

GAAP gross margin	30.2%	28.9%	28.6%
Effect of adjustments	3.1%	2.8%	2.7%
Non-GAAP gross margin	33.3%	31.7%	31.3%

GAAP operating expenses	$81,545	$93,224	$97,251
Share-based compensation expense	(9,155)	(7,785)	(8,339)
Amortization of acquisition-related intangibles	(4,064)	(5,443)	(4,392)
Acquisition and integration expenses	(789)	(2,676)	(6,732)
Impairment of goodwill	—	(1,534)	—
Change in fair value of contingent consideration	—	(4,100)	(3,700)
Restructure charge	(2,939)	(1,681)	(1,771)
Other	—	—	(900)
Non-GAAP operating expenses	$64,598	$70,005	$71,417

GAAP operating income (loss)	$1,305	$(1,639)	$14,847
Share-based compensation expense	10,970	9,574	9,981
Amortization of acquisition-related intangibles	10,008	11,319	10,858
Flow-through of inventory step up	—	—	2,599
Cost of sales-related restructure	668	1,050	—
Acquisition and integration expenses	789	2,676	6,732
Impairment of goodwill	—	1,534	—
Change in fair value of contingent consideration	—	4,100	3,700
Restructure charge	2,939	1,681	1,771
Other	—	—	900
Non-GAAP operating income	$26,679	$30,295	$51,388

SMART Global Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	December 1, 2023	August 25, 2023	November 25, 2022
GAAP net income (loss) attributable to SGH	$(11,773)	$64,841	$(3,939)
Share-based compensation expense	10,970	9,574	9,981
Amortization of acquisition-related intangibles	10,008	11,319	10,858
Flow-through of inventory step up	—	—	2,599
Cost of sales-related restructure	668	1,050	—
Acquisition and integration expenses	789	2,676	6,732
Impairment of goodwill	—	1,534	—
Change in fair value of contingent consideration	—	4,100	3,700
Restructure charge	2,939	1,681	1,771
Amortization of debt discount and other costs	1,042	1,010	1,069
Loss (gain) on extinguishment of debt	—	—	(767)
Foreign currency (gains) losses	(546)	(276)	(520)
Other	—	—	900
Income tax effects	(1,559)	(79,103)	4,980
Non-GAAP net income attributable to SGH	$12,538	$18,406	$37,364

Weighted-average shares outstanding - Diluted:
GAAP weighted-average shares outstanding	52,068	55,523	48,962
Adjustment for dilutive securities and capped calls	1,213	(2,233)	829
Non-GAAP weighted-average shares outstanding	53,281	53,290	49,791

Diluted earnings (loss) per share from continuing operations:
GAAP diluted earnings (loss) per share	$(0.23)	$1.17	$(0.08)
Effect of adjustments	0.47	(0.82)	0.83
Non-GAAP diluted earnings per share	$0.24	$0.35	$0.75

Net income (loss) attributable to SGH	$(11,773)	$64,841	$(3,939)
Interest expense, net	9,559	9,183	8,494
Income tax provision (benefit)	3,534	(75,890)	11,322
Depreciation expense and amortization of intangible assets	17,654	18,830	17,049
Share-based compensation expense	10,970	9,574	9,981
Flow-through of inventory step up	—	—	2,599
Cost of sales-related restructure	668	1,050	—
Acquisition and integration expenses	789	2,676	6,732
Impairment of goodwill	—	1,534	—
Change in fair value of contingent consideration	—	4,100	3,700
Restructure charge	2,939	1,681	1,771
Loss on extinguishment of debt	—	—	(767)
Other	—	—	900
Adjusted EBITDA	$34,340	$37,579	$57,842

SMART Global Holdings, Inc.
Consolidated Balance Sheets
(In thousands)
(Unaudited)

As of	December 1, 2023	August 25, 2023
Assets
Cash and cash equivalents	$529,059	$365,563
Short-term investments	24,385	25,251
Accounts receivable, net	170,590	219,247
Inventories	208,441	174,977
Other current assets	54,373	51,790
Current assets of discontinued operations	—	70,574
Total current assets	986,848	907,402
Property and equipment, net	112,328	118,734
Operating lease right-of-use assets	64,637	68,444
Intangible assets, net	150,283	160,185
Goodwill	161,958	161,958
Deferred tax assets	74,365	74,085
Other noncurrent assets	80,446	15,150
Total assets	$1,630,865	$1,505,958

Liabilities and Equity
Accounts payable and accrued expenses	$219,082	$182,035
Current debt	28,511	35,618
Deferred revenue	39,096	48,096
Other current liabilities	32,115	32,731
Acquisition-related contingent consideration	50,000	50,000
Current liabilities of discontinued operations	—	77,770
Total current liabilities	368,804	426,250
Long-term debt	748,299	754,820
Noncurrent operating lease liabilities	64,407	66,407
Other noncurrent liabilities	33,346	29,248
Total liabilities	1,214,856	1,276,725

Commitments and contingencies

SMART Global Holdings shareholders’ equity:
Ordinary shares	1,753	1,726
Additional paid-in capital	491,145	476,703
Retained earnings	62,536	82,457
Treasury shares	(145,577)	(132,447)
Accumulated other comprehensive income (loss)	303	(205,964)
Total SGH shareholders’ equity	410,160	222,475
Noncontrolling interest in subsidiary	5,849	6,758
Total equity	416,009	229,233
Total liabilities and equity	$1,630,865	$1,505,958

SMART Global Holdings, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended
	December 1, 2023	August 25, 2023	November 25, 2022
Cash flows from operating activities
Net income (loss)	$(19,360)	$(140,155)	$5,324
Net income (loss) from discontinued operations	(8,148)	(205,685)	8,931
Net income (loss) from continuing operations	(11,212)	65,530	(3,607)
Adjustments to reconcile net income (loss) from continuing operations to cash provided by (used for) operating activities
Depreciation expense and amortization of intangible assets	17,654	18,830	17,049
Amortization of debt discount and issuance costs	1,042	1,010	1,069
Share-based compensation expense	10,970	9,574	9,981
Impairment of goodwill and other assets	—	1,534	—
Change in fair value of contingent consideration	—	4,100	3,700
Loss on extinguishment of debt	—	—	(767)
Deferred income taxes, net	(282)	(65,228)	1,718
Other	664	701	357
Changes in operating assets and liabilities:
Accounts receivable	48,658	3,007	123,097
Inventories	(33,464)	28,564	(102,047)
Other assets	2,102	(290)	(6,828)
Accounts payable and accrued expenses and other liabilities	23,581	(29,776)	(54,749)
Payment of acquisition-related contingent consideration	—	—	(73,724)
Net cash provided by (used for) operating activities from continuing operations	59,713	37,556	(84,751)
Net cash provided by (used for) operating activities from discontinued operations	(28,235)	(757)	10,766
Net cash provided by (used for) operating activities	31,478	36,799	(73,985)

Cash flows from investing activities
Capital expenditures and deposits on equipment	(4,648)	(7,747)	(7,991)
Acquisition of business, net of cash acquired	—	—	(210,273)
Proceeds from maturities of investment securities	9,665	—	—
Purchases of held-to-maturity investment securities	(8,469)	(25,015)	—
Other	(188)	(4,345)	(1,759)
Net cash used for investing activities from continuing operations	(3,640)	(37,107)	(220,023)
Net cash provided by (used for) investing activities from discontinued operations	118,938	(11,640)	(3,620)
Net cash provided by (used for) investing activities	$115,298	$(48,747)	$(223,643)

SMART Global Holdings, Inc.
Consolidated Statements of Cash Flows, Continued
(In thousands)
(Unaudited)

	Three Months Ended
	December 1, 2023	August 25, 2023	November 25, 2022
Cash flows from financing activities
Proceeds from debt	$—	$—	$295,287
Proceeds from issuance of ordinary shares	3,455	34,615	3,942
Payment of acquisition-related contingent consideration	—	—	(28,100)
Payments to acquire ordinary shares	(13,130)	(7,788)	(4,659)
Repayments of debt	(14,423)	(7,212)	(3,606)
Distribution to noncontrolling interest	(1,470)	—	—
Other	(582)	(487)	(788)
Net cash provided by (used for) financing activities from continuing operations	(26,150)	19,128	262,076
Net cash used for financing activities from discontinued operations	(606)	(426)	(97)
Net cash provided by (used for) financing activities	(26,756)	18,702	261,979

Effect of changes in currency exchange rates	(1,025)	2,035	205
Net increase (decrease) in cash and cash equivalents	118,995	8,789	(35,444)
Cash and cash equivalents at beginning of period	410,064	401,275	363,065
Cash and cash equivalents at end of period	$529,059	$410,064	$327,621

Investor Contact:	PR Contact:
Suzanne Schmidt	Valerie Sassani
Investor Relations	VP of Marketing and Communications
+1-510-360-8596	+1-510-941-8921
ir@sghcorp.com	pr@sghcorp.com